SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                                    PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported)                February 7, 2005
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                              INNOVA HOLDINGS, INC.
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             (Exact name of Registrant as specified in its charter)


Delaware                                 000-33231              95-4868120
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(State or other jurisdiction           (Commission            (IRS Employer
of  incorporation or organization)     File number)         Identification No.)


       17105 San Carlos Boulevard, Suite A6151, Fort Myers, Florida 33931
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               (Address of principal executive offices) (Zip Code)

                                 (239) 466-0488
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              (Registrant's Telephone Number, Including Area Code)



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                  (Former Address If Changed since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation for the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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

                  SECTION 5-CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

(b) Resignation of Principal Officer. On February 7, 2005, Leroy G. Johnson resigned as Chief Financial Officer of Innova Holdings, Inc. (the "Company"). Mr. Johnson's resignation was based on his interest in pursuing other personal and commercial matters. The resignation did not relate to any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

(c) Appointment of Principal Officer. On February 7, 2005, Walter K. Weisel, the President and Chief Executive Officer of the Company, was appointed Interim Chief Financial Officer until a suitable replacement can be appointed.


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                                   SIGNATURES

         In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       INNOVA HOLDINGS, INC.


Date: February 7, 2005                 By: /s/ Walter K. Weisel
                                           -------------------
                                           Walter K. Weisel
                                           President and Chief Executive Officer



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